Exhibit 10.3

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS AND NEITHER THIS DEBENTURE NOR ANY INTEREST THEREIN NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS AVAILABLE.

EDEN ENERGY CORP.
$500,000 (US)
CONVERTIBLE DEBENTURE

DUE August 31, 2006

EDEN ENERGY CORP. (hereinafter referred to as the “Company”), for value received, hereby promises to pay to Fort Scott Energy Corp., of 5548 Parthenon Place, West Vancouver, British Columbia V7W 2V7, (the “Holder”) on August 31, 2006 (the “Maturity Date”), or on such earlier or later date as the Principal Amount hereof may become due in accordance with the provisions of this Convertible Debenture (the “Debenture”), on presentation and surrender of this Debenture, the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the “Principal Amount”) in lawful money of the United States of America at the offices of the Company in Vancouver, British Columbia, and to pay interest on the Principal Amount in the amounts and at the times specified in this Debenture.

This Debenture is made subject to the following terms:

1.          INTEREST

1.1       Interest Rate

Interest (“Interest”) on the Principal Amount or such portion thereof as shall be outstanding from time-to-time shall be payable from the date of this Debenture (the “Effective Date”) through to the date of full payment or conversion of the sums due under this Debenture at the rate of seven percent (7%) per annum from the Effective Date until the earlier of the Maturity Date or the date of payment or conversion of all sums due under this Debenture.

1.2       Payment of Interest

Interest accrued under the terms of this Debenture shall be due and payable on the annual anniversary of this Debenture, with the first payment becoming due on August 31, 2005, and the Company will pay to the Holder all Interest due and payable as soon as expediently possible. Interest payments due hereunder will be paid in cash.

2.         CONVERSION

2.1       Conversion Right

(a)	The Holder may, at its option, convert, (a “Conversion”), at any time and from time to time during the term of this Debenture, all or any part of the Principal Amount then outstanding, into units (“Units”) at a conversion price of US$0.25 per Unit to the Maturity Date, with each Unit consisting of one share of the Company’s common shares (a “Conversion Share”) and one half of one non-transferable share purchase warrant (a “Warrant”). Each whole Warrant entitles the Holder to purchase one additional share of the Company’s common shares (a “Warrant Share”) at an exercise price of US$0.50 per share.

The Warrants will expire at 4:00 p.m., Pacific Standard Time, on the later of the Maturity Date or two years from the date of issuance of the Warrants.

2.2       Conversion Notice

To convert this Debenture, the Holder shall, within forty-eight (48) hours of being presented with payment of the Principal Amount, in whole or in part, deliver to the Company a written notice substantially in the form of Schedule A to this Debenture (a “Conversion Notice”), specifying the portion of the Principal Amount, expressed in American dollars, to be converted into Units on the Conversion Date. The Conversion shall be effected on the date (the “Conversion Date”) specified in the Conversion Notice.

2.3       Reservation of Common Stock

The Company shall reserve and keep available out of its authorized but unissued common shares, solely for the purpose of effecting a Conversion, such number of shares of common shares as shall from time to time be sufficient to issue Conversion Shares and Warrant Shares upon a full Conversion of the then outstanding Principal Amount.

3.         COVENANTS

3.1       General Covenants

The Company covenants with the Holder that, subject to the provisions of this Debenture and for so long as it remains outstanding:

(a)	it will use commercially reasonable best efforts to:

(i)	at all times maintain its existence, corporate, partnership or otherwise;

(ii)	at all times maintain its good standing in all jurisdictions where they, respectively, carry on business;

(iii)	carry on and conduct its business in a proper, efficient and businesslike manner;

(iv)	keep or cause to be kept proper books of account; and

(v)	use the proceeds of this Debenture for working capital in the development of the oil and gas properties owned by the Company and to pay down any existing debt.

4.         DEFAULT

On a material failure of the Company to comply with representations and covenants of the Company made in this Debenture, including the covenant set forth herein, the Holder may by notice in writing to the Company declare this Debenture in default and accelerate the Obligations such that the same shall become due and payable in cash on the date that is five (5) days after such notice.

5.         NON-TRANSFERABLE

This Debenture may not be transferred without the prior written consent of the Company, which the Company may grant or withhold in its sole discretion.

6.         ADJUSTMENT

6.1       If:

(a)	there are any changes in the capital structure of the Company through stock splits or consolidations or reclassifications or changes in or elimination of par value shares, or

(b)	any dividends or other distributions are made to all or substantially all holders of shares, or

(c)	any rights to purchase shares at prices substantially below fair market value are granted to all or substantially all holders of shares of the Company, or

(d)	as a result of any other recapitalization, merger or consolidation the shares of the Company are converted into or exchangeable for any other shares,

then in any such case the Company shall make proportional adjustments in the number of shares issuable on conversion hereof as may be required to prevent material dilution of the rights of the Holder hereunder.

7.         NOTICE

Any notice required or permitted to be delivered hereunder shall be deemed sufficient if sent or delivered via confirmed fax, courier with tracking service, or in person to the following fax number or address, or in such other manner as the party upon whom notice is being served consents and acknowledges receipt:

If to the Company:

Eden Energy Corp. Suite 1925 200 Burrard Street, Vancouver B.C. V6C 3L6

with a copy to:

Clark, Wilson 800-885 West Georgia Street, Vancouver, BC V6C 3H1 Attention: Bernard Pinsky Fax Number: (604) 687-6314

If to the Holder:

5548 Parthenon Place West Vancouver, BC V7W 2V7 Attention: Richard Coglon

IN WITNESS WHEREOF the Company has caused this Debenture to be signed by any one director of the Company, manually or by facsimile signature, as of the 31st day of August, 2004.

EDEN ENERGY CORP.
by: /s/ Donald Sharpe

THIS DEBENTURE IS NOT TRANSFERABLE OTHER THAN AS SET OUT IN THIS DEBENTURE. THERE IS NO PUBLIC MARKET FOR THIS DEBENTURE.

SCHEDULE A

FORM OF CONVERSION NOTICE

TO:     EDEN ENERGY CORP. (the “Company”)

The undersigned, the registered holder (the “Holder”) of the enclosed secured convertible debenture (the “Debenture”), hereby irrevocably elects to convert such Debenture (or $____________ of the principal amount and accrued interest thereof) into units (“Units”) with each Unit consisting of one share (a “Share” of the Company’s common shares and one half of one non-transferable share purchase warrant (the “Warrant”) entitling the Holder to purchase one additional share of the Company’s common shares, in accordance with the terms of the enclosed Debenture and directs that the Shares and Warrants issuable and deliverable upon the conversion be issued and delivered to the person indicated below.

DATED: _____________________	_____________________________________ Name of Holder (Please Print)
By:__________________________________ Authorized Signatory
_____________________________________ Official Capacity or Title (Please Print)
_____________________________________ Address
_____________________________________ Address
_____________________________________ Telephone Number

REGISTER THE SHARES AND WARRANTS AS SET FORTH BELOW:	DELIVER THE SHARES AND WARRANTS AS SET FORTH BELOW:
________________________________________ Name	________________________________________ Name
________________________________________ Account reference, if applicable	________________________________________ Account reference, if applicable
________________________________________ Address	________________________________________ Contact Name
________________________________________ Address	________________________________________ Address
________________________________________ Address
________________________________________ Telephone Number